UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2026

Standard BioTools Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Milk Street, 10th Floor
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (the “Amended 8-K”) amends and supplements the Current Report on Form 8-K filed by Standard BioTools Inc., a Delaware corporation (the “Company”) on July 28, 2026 (the “Original 8-K”) to file the Share and Asset Purchase Agreement (the “Purchase Agreement”), which was previously summarized in Item 1.01 to the Original 8-K, as Exhibit 2.1 hereto. Terms used and not defined herein are used as defined in the Original 8-K.

The Purchase Agreement, which provides for the acquisition by Multiplex Bio Inc. of the mass cytometry business of the Company (the “Transaction”), is not intended to provide any other factual information about the Transaction. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Except with respect to the filing of the Purchase Agreement as an exhibit and the addition of the immediately preceding paragraph to Item 1.01, no changes are being made to the Original 8-K in this Amended 8-K.

Forward-Looking Statements

This Amended 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the disposition of the Mass Cytometry business; the expected timing of the disposition of the Mass Cytometry business; the Treeline transaction; the expected timing of the closing of the Treeline transaction; the potential benefits of the Treeline transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities; as well as any assumptions underlying any of the foregoing. The words “advance,” “build,” “lead,” “may,” “will,” “continue,” “commitment,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the risk that the sale of the Mass Cytometry business may not be completed in a timely manner or at all; (ii) the ability to obtain the requisite approval for the sale of the Mass Cytometry business from stockholders of Standard BioTools; (iii) the possibility that any or all of the various conditions to the consummation of the sale of the Mass Cytometry business may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the sale of the Mass Cytometry business; (v) the risk that the Treeline transaction may not be completed in a timely manner or at all; (vi) the ability to obtain the requisite approval for the sale of the Treeline transaction from stockholders of Standard BioTools; (vii) the possibility that competing offers or acquisition proposals will be made with respect to the Treeline business;  (viii) the possibility that any or all of the various conditions to the consummation of the Treeline transaction may not be satisfied or waived; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Treeline transaction, including in circumstances that would require Standard BioTools to pay a termination fee or other expenses; (x) the effect of the pendency of the Treeline transaction on the parties’ ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (xi) risks related to diverting management’s attention from ongoing business operations or the loss of one or more members of the management team; (xii) the risk that stockholder litigation in connection with either the sale of the Mass Cytometry business or the Treeline transaction may result in significant costs of defense, indemnification and liability; (xiii) the parties’ ability to realize the anticipated benefits of the Treeline transaction; (xiv) the risk that the parties may assume unexpected liabilities and expenses as a result of the Treeline transaction; (xv) the risk that the potential disposition of Standard BioTools’ Microfluidics business may not be completed on favorable terms or at all; (xvi) the risk that Standard BioTools could fail to maintain the listing of its common stock on Nasdaq; (xvii) uncertainties as to the potential for development, commercialization and other benefits of any of Treeline’s product candidates; and (xviii) uncertainties as to Treeline’s anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results.

For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 16, 2026, Standard BioTools’ most recent Quarterly Report on Form 10-Q and Standard BioTools’ other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. Standard BioTools does not assume any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

Additional Information and Where to Find It

This Amended 8-K may be deemed to be solicitation material in respect of Standard BioTools’ sale of its Mass Cytometry business and/or in respect of the Treeline transaction. In connection with the Treeline transaction and related stockholder vote, Standard BioTools has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on July 20, 2026 that included a preliminary proxy statement and a preliminary prospectus of Standard BioTools, and that may be amended or supplemented from time to time. In connection with the disposition of the Mass Cytometry business and related stockholder vote, Standard BioTools will file a preliminary proxy statement with the SEC. This communication is not a substitute for the preliminary proxy statement, preliminary prospectus or any other document that Standard BioTools may file with the SEC or send to its stockholders in connection with the proposed transactions. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools.

INVESTORS AND STOCKHOLDERS OF STANDARD BIOTOOLS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STANDARD BIOTOOLS, TREELINE AND THE PROPOSED TRANSACTIONS. Copies of the materials filed or to be filed by Standard BioTools with the SEC may be obtained free of charge on Standard BioTools’ Investor Relations website at https://investors.standardbio.com or by contacting Standard BioTools’ Investor Relations department at ir@standardbio.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Standard BioTools, Treeline and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of Standard BioTools stockholders in connection with the proposed transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Standard BioTools’ executive officers and directors who may, under SEC rules, be deemed participants in the solicitation by reading Standard BioTools’ proxy statement for its 2026 annual meeting of stockholders (including under the headings “Management and Corporate Governance,” “Executive Officer and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions, and Director Independence”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and Standard BioTools’ other filings with the SEC. Information regarding Treeline’s directors and executive officers who may be deemed participants in the solicitation is contained in the registration statement on Form S-4 filed by Standard BioTools. These documents are or will be available free of charge at the SEC’s website at www.sec.gov or by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at ir@standardbio.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description
2.1+*	Share and Asset Purchase Agreement by and between Standard BioTools Inc and Multiplex Bio Inc., dated July 28, 2026 .
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
+Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.

*Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD BIOTOOLS INC..

Date:	July 29, 2026	By:	/s/ Alex Kim
			Name:	Alex Kim
			Title:	Chief Financial Officer